SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Onyx Acceptance Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONYX ACCEPTANCE CORPORATION

27051 Towne Centre Drive
Foothill Ranch, CA 92610

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 26, 2004

To Our Stockholders:

      The Annual Meeting of Stockholders of Onyx Acceptance Corporation, a Delaware corporation (the “Company”) will be held at the Corporate Headquarters of the Company located at 27051 Towne Centre Drive, Foothill Ranch, California, 92610, on May 26, 2004, at 10:00 a.m. for the following purposes:

1. To re-elect two directors to serve three-year terms until the Annual Meeting in 2007.

2. To ratify the appointment of Grant Thornton LLP as independent accountants of the Company for the fiscal year ending December 31, 2004; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on April 1, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED.

By Order of the Board of Directors

Michael Krahelski
Secretary

Foothill Ranch, California

May 6, 2004

PROXY STATEMENT
DIRECTORS, EXECUTIVE OFFICERS AND COMPENSATION INFORMATION
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION COMMITTEE(1)
REPORT OF THE AUDIT COMMITTEE(1)
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPANY PROPOSALS
PROPOSAL 1 ELECTION OF DIRECTORS
RECOMMENDATION OF THE BOARD OF DIRECTORS
PROPOSAL 2
RECOMMENDATION OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCK PRICE PERFORMANCE GRAPH(1)
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDER PROPOSALS AND NOMINATIONS
OTHER MATTERS
ANNUAL REPORT TO STOCKHOLDERS

ONYX ACCEPTANCE CORPORATION

27051 Towne Centre Drive,
Foothill Ranch, California 92610

PROXY STATEMENT

General

      The accompanying proxy is solicited by and on behalf of the Board of Directors of Onyx Acceptance Corporation, a Delaware corporation (the “Company”), in connection with the Annual Meeting of Stockholders (sometimes referred to herein as “Annual Meeting”) to be held at 10:00 a.m. on May 26, 2004, at the Company’s Corporate Headquarters, located at 27051 Towne Centre Drive, Foothill Ranch, California, 92610, and at any and all continuations, postponements or adjournments thereof.

      This Proxy Statement and accompanying proxy will first be mailed to stockholders of record on or about May 6, 2004. The costs of solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company’s officers, directors and employees, without additional compensation, may solicit proxies personally or by other appropriate means. The Company will reimburse brokers, banks, fiduciaries and other custodians and nominees holding Common Stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such Common Stock.

Voting Rights and Outstanding Shares

      Only stockholders of the Company’s Common Stock of record as of the close of business on April 1, 2004, will be entitled to vote at the Annual Meeting. On April 1, 2004, there were 5,294,279 outstanding shares of Common Stock, which constituted all of the outstanding voting securities of the Company. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

      A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions and broker “non-votes” will be treated as present for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. Assuming a quorum is present, the nominees receiving the greatest number of votes will be elected as directors (Proposal 1), so abstentions and broker non-votes will not be counted in determining which nominees received the largest number of votes cast. The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required for the approval of Proposal 2 (ratification of the election of independent accountants) and to act on all other matters to come before the Annual Meeting. For purposes of determining the number of votes cast with respect to any voting proposal, the sum of votes cast and abstentions are included. Abstentions will have the same effect as votes cast against such proposals. Broker non-votes with respect to any such proposal are not entitled to vote on such proposal and, therefore, have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast for such proposal.

Revocability of Proxies

      Proxies must be written, signed by the stockholder and returned to the Secretary of the Company. Any stockholder who signs and returns a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Also, any stockholder attending the Annual Meeting in person may withdraw such stockholder’s proxy and vote such stockholder’s shares. Attendance at the Annual Meeting will not, by itself, revoke a proxy. All shares entitled to vote and represented by properly executed proxies received before the polls close at the Annual Meeting and not revoked or superseded will be voted at the Annual Meeting in accordance with the instructions indicated on the those proxies.

DIRECTORS, EXECUTIVE OFFICERS AND COMPENSATION INFORMATION

Directors and Executive Officers

      The directors and executive officers of the Company, and their ages and positions as of May 1, 2004, are as follows:

Name	Age	Position

Thomas C. Stickel(1)(2)(3)	55	Chairman of the Board and Director
John W. Hall	42	President, Chief Executive Officer and Director
Don P. Duffy	50	Executive Vice President, Chief Financial Officer and Director
G. Bradford Jones(1)(2)(3)	49	Director
C. Thomas Meyers(1)(2)(3)	66	Director
Michael A. Krahelski	48	Executive Vice President, Secretary and General Counsel
David G. MacInnis	40	Executive Vice President, Loan Servicing
Frank L. Marraccino	48	Executive Vice President
Todd A. Pierson	41	Executive Vice President and Chief Operating Officer
Vincent M. Scardina	49	Executive Vice President and Treasurer

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating and Corporate Governance Committee

      The Company’s Certificate of Incorporation, as amended, and its Amended and Restated Bylaws, provide for the Board of Directors to be divided into three classes, with each class to be as nearly equal in number of directors as possible. The members of each class serve for three-year terms, and the term of one class expires at each annual meeting. The terms of office currently expire as follows: Mr. Jones and Mr. Meyers, Class 1, 2005; Mr. Duffy, Class 2, 2006; and Mr. Stickel and Mr. Hall, Class 3, 2004. A director elected to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected, or until such director’s earlier death, resignation or removal.

      Messrs. Hall and Stickel have been nominated for re-election to serve additional three-year terms expiring in 2007 (Proposal 1).

      Officers are elected by, and serve at the discretion of, the Board of Directors. There are no family relationships among the directors or executive officers, other than the CEO, John W. Hall, and Executive Vice President and COO, Todd A. Pierson, who are brothers-in-law.

      Set forth below is biographical information concerning the continuing directors and executive officers of the Company, including the nominees for election, Messrs. Hall and Stickel.

      Thomas C. Stickel has served as a Director of the Company since April 1995 and as Chairman of the Board since May 1996. He is also a member of the Audit, the Compensation and the Nominating and Corporate Governance Committees. Mr. Stickel is Chairman, Founder and CEO of University Ventures Network and Virtual Capital, companies involved in strategic development. Mr. Stickel is also Founder and former Chairman of American Partners Capital Group, Inc., T.C.S. Enterprises, Inc., Bank of Southern California and Point Loma Savings. He currently serves on the boards of directors of Sempra Energy and Blue Shield of California. Mr. Stickel serves on the boards of directors of several non-profit entities as well, including the California Chamber of Commerce, where he is a past Chairman, and the Del Mar Thoroughbred Club. Finally, he is the Founder of the Stickel Christian Foundation.

      John W. Hall has served as President and as a Director of the Company since August 1993 and as Chief Executive Officer since September 1996. From 1988 to 1993, Mr. Hall was the M.I.S. Director of Western Financial Bank. From 1985 to 1988, Mr. Hall was a Founder and President of Micro Advantage, a developer and seller of software products for the business education industry. From 1983 to 1985, Mr. Hall was a consultant to several school districts in Southern California. Mr. Hall received a B.S. in Computer Information Systems from California State Polytechnic University.

      Don P. Duffy has served as an Executive Vice President and as the Chief Financial Officer of the Company since October 1993 and as a Director of the Company since January 1997. From 1988 to October 1993, Mr. Duffy was a Senior Manager for Ernst & Young, specializing in the financial services industry. As a senior manager at Ernst & Young, Mr. Duffy was responsible for managing engagements with banks, savings institutions and finance companies with assets ranging from $100 million to $3 billion. Mr. Duffy was responsible for public offerings of over $2 billion of automobile loan collateralized bonds and pass-through certificates. From 1981 through 1988, Mr. Duffy held other positions with Ernst & Young and its predecessor. Mr. Duffy received a B.S. in Accounting from Brigham Young University.

      G. Bradford Jones has served as a Director of the Company since November 1993, and is a member of the Audit, the Compensation and the Nominating and Corporate Governance Committees. He is a founding partner and managing director of Redpoint Ventures, formed in October 1999, and a general partner with Brentwood Venture Capital, a firm he joined in 1981. Mr. Jones currently serves on the board of directors of Stamps.com, Inc., and several privately held companies. Mr. Jones received his A.B. in Chemistry from Harvard University, his A.M. in Physics from Harvard University, and his J.D. and M.B.A. from Stanford University.

      C. Thomas Meyers has served as a Director of the Company since his appointment in June 1998 to fill a vacancy on the Board. He is also a member of the Audit, the Compensation and the Nominating and Corporate Governance Committees. Mr. Meyers retired from Capital Markets Assurance Corporation (“CapMAC”) in 1998 where he was Managing Director, Credit Enhancement. A 1960 graduate of Notre Dame University, Mr. Meyers was in the financial services industry most of his career, including 13 years at General Electric Capital Corporation where he held various positions. Mr. Meyers was the Chief Financial Officer for the consumer division of General Electric Capital Corporation prior to joining CapMAC in 1987. In 1992, Mr. Meyers and 7 others participated in the acquisition of CapMAC in a leveraged buy-out from Citicorp. CapMAC went public on the New York Stock Exchange in 1995 and was acquired in 1998 by MBIA.

      Michael A. Krahelski joined the Company in 1998 as a Senior Vice President. In February 1999, he was appointed Secretary of the Company and was named General Counsel later in that year. In December 2003, he was appointed an Executive Vice President. Prior to joining the Company, he was Vice President and General Counsel for Hyundai Motor Finance Company in California from 1990 to 1998. Mr. Krahelski has over 18 years of in-house legal experience in the automobile finance industry. Mr. Krahelski received his B.A. in Political Science from UCLA and his J.D. from UCLA.

      David G. MacInnis joined the Company in January 1994 as Vice President, then served as Senior Vice President from 1996 until December 2003, when he was appointed Executive Vice President, Loan Servicing. Mr. MacInnis has also served as a Branch Manager and as a Regional Manager; he currently oversees all loan servicing operations. From 1981 to 1993, Mr. MacInnis served in various capacities at Western Financial Bank, including Direct Lending Manager and Collections Manager. During his tenure at Western Financial Bank, Mr. MacInnis held the title of Assistant Vice President and was subsequently promoted to Vice President in 1991.

      Frank L. Marraccino has served as an Executive Vice President of the Company since 1996 and was a Senior Vice President from 1993 to 1996. Mr. Marraccino is responsible for the operations of all the Company’s Auto Finance Centers and the purchase of auto receivables nationwide. From 1981 to 1993, Mr. Marraccino worked for Western Financial Bank and served in various capacities, including Collection Manager, Dealer Center Manager and Senior Vice President. From 1992 to 1993, Mr. Marraccino was responsible for the production and servicing of the auto receivables portfolio of Western Financial Bank.

      Todd A. Pierson joined the Company in April 1999 as Senior Vice President and Chief Information Officer. In December 2003, he was promoted to Executive Vice President and Chief Operating Officer. Before coming to the Company, Mr. Pierson worked for Ceridian Tax Services as the Vice President of Information Services from 1991 to 1999. Prior to Ceridian, he was a Systems Engineer for Hewlett-Packard from 1986 to 1991. Mr. Pierson received his B.S. in Business Information Systems from California State Polytechnic Institute.

      Vincent M. Scardina served as Controller of the Company from 1993 to 2000 and as Senior Vice President and Treasurer from 1996 until December 2003, when he was appointed an Executive Vice President. Mr. Scardina has extensive experience in the auto finance industry, serving as National Manager of Financial Analysis at Hyundai Motor Finance Company from 1990 through 1993, and as Manager of Financial Planning at Security Pacific Auto Finance from 1988 through 1990. Mr. Scardina received his B.S.M.E. in Engineering from UCLA and M.B.A. in Finance from UCLA.

Executive Compensation

      The following table provides certain summary information concerning the compensation earned by the Company’s Chief Executive Officer and each of the four additional most highly compensated executive officers (the “Named Executive Officers”) for the years ended December 31, 2003, December 31, 2002 and December 31, 2001.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
				and Awards	All Other
		Annual Compensation(1)		Securities	Compensation
				Underlying
Name and Principal Position	Year	Salary	Bonus	Options(2)(3)	(4) (5)

John W. Hall	2003	$668,733	$167,183	31,254	$975
President, Chief Executive	2002	$532,750	$0	75,000
Officer and Director	2001	$517,232	$0	50,000
Don P. Duffy	2003	$244,253	$88,934	20,000	$2,351
Chief Financial Officer,	2002	$237,139	$0	15,000	$1,151
Executive Vice President	2001	$230,232	$0	25,000	$1,250
and Director
Todd A. Pierson	2003	$192,990	$82,710	20,000	$5,500
Executive Vice President and	2002	$183,801	$71,379	10,000	$5,040
Chief Operating Officer	2001	$178,447	$0	35,000	$5,100
Frank L. Marraccino	2003	$203,160	$71,466	10,000	$2,547
Executive Vice President	2002	$197,244	$0	0	$4,931
	2001	$198,302	$0	25,000	$4,353
Vincent M. Scardina	2003	$184,396	$50,290	20,000	$4,965
Executive Vice President	2002	$177,521	$16,275	15,000	$4,813
and Treasurer	2001	$160,425	$0	25,000	$5,100

(1)	No “other annual compensation” reportable pursuant to the regulations of the Securities and Exchange Commission (“SEC”) was paid to any of the Named Executive Officers during the referenced years.

(2)	No restricted stock grants or long-term incentive plan payments were made to any of the Named Executive Officers during the 2003 fiscal year.

(3)	Stock options for shares of the Company awarded in the year indicated and exercisable in the future.

(4)	Represents the value of the Company’s matching contribution under the 401(k) plan.

(5)	Represents amounts paid by company for life insurance premiums.

Option Grants in Last Fiscal Year

      The following table contains information concerning the stock option grants made to the Named Executive Officers for the year ended December 31, 2003. No stock appreciation rights were granted to these individuals during such year:

	Individual Grants				Potential Realizable
					Value at Assumed Annual
	Number of	Percent of			Rates of Stock Price
	Securities	Total Options			Appreciation for Option
	Underlying	Granted to			Term(1)
	Options	Employees in	Exercise	Expiration
Name	Granted	Fiscal Year	Price($/sh)	Date	5%	10%

John W. Hall	31,254(2)	15.73%	$2.70	2/3/2013	$137,456	$218,875
Don P. Duffy	20,000(2)	10.0%	$2.70	2/3/2013	$87,960	$140,062
Todd A. Pierson	20,000(2)	10.0%	$2.70	2/3/2013	$87,960	$140,062
Frank L. Marraccino	10,000(2)	5.0%	$2.70	2/3/2013	$43,980	$70,031
Vincent M. Scardina	20,000(2)	10.0%	$2.70	2/3/2013	$87,960	$140,062

(1)	The 5% and 10% assumed annual rates of compounded stock price appreciation are set by the rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(2)	Option granted on February 3, 2003, of which 25% will become exercisable one year from the grant date and balance exercisable thereafter in 36 equal monthly installments upon the optionee’s completion of each month of service

Aggregated Option Exercises in the last Fiscal Year and Fiscal Year-End Values

      The following table sets forth information concerning the value of exercised and unexercised options held by each of the Named Executive Officers for the year ended December 31, 2003. No stock appreciation rights were exercised by any Named Executive Officer during such year, and no stock appreciation rights were outstanding at the end of that year.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at Fiscal Year End		Fiscal Year End(1)
	Acquired on
Name(1)	Exercise	Value Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

John W. Hall	5,870	$66,214	651,830	132,297	$4,803,261	$1,079,380
Don P. Duffy	—		141,051	40,212	$1,019,508	$345,612
Frank L. Marraccino	—		134,455	20,919	$869,710	$179,993
Vincent M. Scardina	2,530	$28,538	68,747	38,753	$470,784	$333,466
Todd A. Pierson	—		50,312	39,688	$378,920	$341,530

(1)	Based on the closing market price of the shares at fiscal year end ($11.79 per share) less the price payable on option exercise to acquire such shares.

Equity Compensation Plan Information

      The following table sets forth information concerning the Company’s equity compensation plans as of December 31, 2003.

	Number of securities		Number of securities
	to be issued upon	Weighted-average	remaining available
	exercise of	exercise price of	for future issuance
	outstanding options,	options, warrants	under equity
Plan Category	warrants and rights	and rights	compensation plans

Equity compensation plans approved by security holders(1)	2,077,433	$4.70	15,539
Equity compensation plans not approved by security holders(2)	180,530	$8.875	—
Total	2,257,963	—	15,539

(1)	The number of securities available for future issuance under the stock option/stock issuance plan increases on the first trading day of each calendar year by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year.

(2)	180,530 in warrants were issued to BayView Capital Corporation in 1998 at an initial exercise price of $8.8750 per share, subject to customary anti-dilution adjustments; these warrants were issued in connection with a term loan from BayView Capital Corporation to the Company and expired in February 2004.

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee of the Company’s Board of Directors during 2003 were Messrs. Stickel, Meyers and Jones. None of these individuals was at any time during the year ended December 31, 2003 or at any other time an officer or employee of the Company.

      No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Employment Contracts and Termination of Employment and Change of Control Arrangements

      None of the Company’s executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. Stock options granted under the 1996 Stock Option/ Stock Issuance Plan (as amended and restated in 1998, 2000, and 2003) (the “1996 Plan”) may be accelerated at the discretion of the Board in the event of a change of control of the Company or in the event of an involuntary termination following a change of control.

Director Remuneration

      The non-employee members of the Board of Directors, with the exception of the Chairman of the Board, who received $30,000 as compensation in 2003, did not receive cash compensation for service on the Board of Directors or any committee thereof but were reimbursed for their out-of-pocket expenses in serving on the Board of Directors in 2003. (Messrs. Hall and Duffy, who are Board Members, receive salaries for their positions as CEO and CFO of the Company, respectively.) Non-employee members of the Board of Directors have been granted options to purchase shares of the Company’s Common Stock from time to time in connection with their appointment to and service on the Board of Directors. No special grants were made during 2003. Additionally, each of the non-employee members of the Board of Directors is eligible to receive options to purchase Common Stock under the 1996 Plan’s Automatic Option Grant Program. In light of the increased requirements of Board service to the Company of the non-employee members of the Board, effective January 1, 2004, the Compensation Committee of the Board approved the following cash compensation to be paid to the Company’s non-employee Board members for their Board service: for the Chairman of the Board, Mr. Thomas C. Stickel, $36,000 per year; for other non-employee directors, Messrs. G. Bradford Jones and C. Thomas Meyers, $24,000 per year. In addition, for all non-employee directors, Messrs. Thomas C. Stickel, G. Bradford Jones and C. Thomas Meyers, a per Board meeting attendance fee of $1,000 for in-person, or $500 for telephonic, attendance at regular and special Board and Board committee meetings. The non-employee members of the Board will continue to be reimbursed for their out-of-pocket expenses. Under the Automatic Option Grant Program of the 1996 Plan beginning with the 1999 Annual Meeting and through the date of the 2003 Annual Meeting, each non-employee director was granted an option to purchase 10,000 shares of Common Stock at the time he or she was initially elected, and thereafter, at each annual Stockholders Meeting, each individual with at least six months of Board service who was to continue to serve as a non-employee Board Member after the meeting, was granted an option to purchase 7,000 shares of Common Stock, whether or not such individual had been in the prior employ of the Company. In December 2003, the 1996 Plan was amended and restated by the Board to provide that on the first day of each January on which the Company’s Common Stock is quoted for trading on the Nasdaq National Market, beginning in January 2004, each non-employee Board member who will continue to serve as a non-employee Board member after such date, shall automatically be granted an option to purchase 5,000 shares of the Company’s Common Stock, provided such individual has served as a Board member for a period of at least six months; this provision replaced the 7,000 share annual grant at each annual meeting.

      Each automatic grant has a term of 10 years, subject to earlier termination following the optionee’s cessation of Board service. The initial automatic option grant of 10,000 shares under the Automatic Option Grant Program upon initial Board membership vests in a series of 24 successive equal monthly installments upon the optionee’s completion of each month of Board service over the 24-month period measured from the grant date. The annual automatic option grants of 7,000 shares (5,000 shares effective as of January 2004) vest in a series of 12 equal monthly installments upon the optionee’s completion of each month of Board service over the 12-month period measured from the grant date. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.

      Pursuant to the 1996 Plan, the non-employee members of the Board of Directors received a grant of 5,000 shares in January 2004.

Board Committees and Meetings

      The Board of Directors held four meetings and acted by unanimous written consent seven times during the fiscal year ended December 31, 2003 (the “2003 Fiscal Year”). The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2003 Fiscal Year.

      The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of the National Association of Securities Dealers, Inc. (“NASD Rules”). The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix B. The Audit Committee currently consists of three directors, Mr. Stickel, Mr. Jones and Mr. Meyers, and is primarily responsible for assisting the Board in fulfilling its oversight responsibilities relating to (i) the integrity of the Company’s financial statements, financial reporting process and systems of controls, and (ii) the annual independent audit of the Company’s financial statements and the engagement of the independent auditors and the evaluation of their qualifications, independence and performance. The Audit Committee held five meetings during the 2003 Fiscal Year and acted by unanimous written consent four times during the 2003 Fiscal Year.

      The Compensation Committee currently consists of three directors, Mr. Stickel, Mr. Jones, and Mr. Meyers, and is primarily responsible for reviewing and approving the Company’s general compensation policies and setting compensation levels for the Company’s executive officers. The Compensation Committee also has the exclusive authority to administer the Company’s 1996 Plan and to make option grants thereunder. The Compensation Committee held one meeting and acted by unanimous written consent once during 2003; however, the members were in regular communication throughout the year regarding issues within and outside the Company affecting compensation.

      The Nominating and Corporate Governance Committee (the “Committee”) was created by the Board of Directors in March 2004. All of the members of the Committee meet the independence standards contained in the listing standards of the National Association of Securities Dealers, Inc. (“NASD Rules”). Mr. Jones, Mr. Meyers and Mr. Stickel have been appointed to serve as members of the Committee.

      The Nominating and Corporate Governance Committee is primarily responsible for (i) reviewing the qualifications of and recommending nominees for the Company’s Board of Directors, (ii) determining the composition of the Board of Directors, (iii) evaluating and making recommendations regarding the composition of the Board of Directors, and (iv) assessing and recommending changes, as appropriate, to the corporate governance policies applicable to the Company. The Committee reviews the performance of members of the Board of Directors near the end of each member’s term of office. If the Committee concludes the director’s performance has been satisfactory, and the director is willing to serve another term, the Committee ordinarily will recommend the nomination of the member for reelection to the Board of Directors. In that situation, the Committee does not consider there to be a vacancy on the Board of Directors. If a vacancy exists on the Board, the Committee considers all qualified candidates identified by members of the Committee, by other members of the Board of Directors, by stockholders or by others. When the Committee considers it appropriate, the Committee may in the future engage a search firm to identify candidates and also may seek recommendations from other individuals whom the Committee considers could be helpful in identifying or recruiting capable candidates.

      Stockholders who would like to propose director candidates for consideration by the Committee may submit the candidates’ name, resume and other biographical information to the attention of the Company Secretary, Michael A. Krahelski, Onyx Acceptance Corporation, 27051 Towne Centre Drive, Foothill Ranch, CA 92610. All stockholder proposals for nomination received by the Company Secretary will be presented to the Committee for its review and evaluation.

      In evaluating candidates for a vacancy on the Board of Directors, the Committee will evaluate a possible candidate’s resume and, as appropriate, will seek the views of individuals in the business community who are familiar with the possible candidate as to the possible candidate’s strengths and weaknesses. Possible candidates who appear to be suitable for service on the Board of Directors will then be interviewed by one or more members of the Committee as well as, in some cases, other members of the Board of Directors. After this process is concluded, the Committee will select the candidate the Committee believes best satisfies the requirements for service on the Board of Directors. The Committee follows the same process and uses the same criteria for evaluating director candidates proposed by stockholders, members of the Board and members of the Committee.

      At the present time, the Committee has not adopted specific, minimum qualifications that the Committee believes must be met by a nominating committee-recommended nominee for a position on the Company’s Board.

      The Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. A copy of the charter is not presently available to security holders on the Company’s website.

Code of Ethics

      The Board has adopted a Code of Ethics governing the executive officers and employees of the Company. A copy of the Code of Ethics has been filed as an exhibit to the Company’s 2003 Annual Report on Form 10-K.

Stockholder Communications

      Stockholders who wish to communicate with the Chairman of the Board of Directors or individual members of the Board of Directors may do so by addressing their correspondence to the appropriate named individual, c/o Thomas C. Stickel, Chairman of the Board of Directors of Onyx Acceptance Corporation, 750 B Street, Suite 2320, San Diego, CA 92101.

REPORT OF THE COMPENSATION COMMITTEE(1)

      The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives.

Compensation Philosophy

      Under the supervision of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company’s senior managers and employees with those of its stockholders. The Compensation Committee endorses the belief that stock ownership by a significant percentage of the Company’s employees, including as a result of the granting of stock options to employees, furthers that goal and fosters decision-making by its employees with the Company’s long-term performance in mind.

      The compensation plans and programs are structured to integrate pay with the Company’s annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist the Company in attracting and retaining qualified employees. In furtherance of these goals, annual base salaries are generally set at competitive levels, and the Company relies to a large degree on annual incentive compensation to attract and retain key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, stock options (incentive stock options and non-qualified stock options) are awarded by the Company. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of the Company’s executives may be more or less than the executives of the Company’s competitors, depending upon the Company’s or the individual business unit’s performance.

      In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their commitment to the long-term success of the Company through management of their respective units as dictated by existing and anticipated market conditions. The Compensation Committee expects the Chief Executive Officer and senior executives to demonstrate strong management in both adverse and advantageous market conditions for each of the Company’s major divisions, and rewards such executives accordingly.

      At the beginning of each year, performance goals are set to determine potential annual incentive compensation for each executive. These financial goals include loan volume growth, operating earnings, loan losses, delinquency levels, cost controls, productivity and profitability.

Compensation of Chief Executive Officer

      In determining the Chief Executive Officer’s compensation, the Compensation Committee discussed and considered all of the factors discussed above in the overall context of the Company’s performance. The Compensation Committee took into consideration the Company’s continued focus on purchasing quality auto contracts, strengthening infrastructure and managing the performance of the auto contracts portfolio.

Stock Option Grants

      Onyx Acceptance Corporation uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. The Compensation Committee grants incentive stock options and, in certain circumstances, non-qualified stock options to employees of the Company and views such grants less as short-term compensation and more as a long-term incentive mechanism. Grants were made in 2003 to the Named Executive Officers as shown in the Summary Compensation Table, and to other key employees.

Policy Regarding Compliance with I.R.C. Section 162(m)

      Section 162(m) of the Internal Revenue Code, provides in general that compensation paid to certain executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1 million per year unless certain conditions are met. The Compensation Committee has always reserved the right to enter into incentive and other compensation arrangements that do not satisfy these conditions when it determines that the benefits to the Company outweigh the cost of the possible loss of federal income tax deductions.

COMPENSATION COMMITTEE

Thomas C. Stickel
G. Bradford Jones
C. Thomas Meyers

(1) This section is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

REPORT OF THE AUDIT COMMITTEE(1)

      The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of the Nasdaq National Market. The Board of Directors has determined that all three members of the Audit Committee are independent as required and defined by the listing standards of the National Association of Securities Dealers, Inc. (“NASD Rules”). The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of the most recently revised charter, enacted in February 2004, is attached to this Proxy Statement as Appendix B.

      All three members of the Audit Committee qualify as “audit committee financial experts” as defined by the Securities and Exchange Commission.

      The role of the Audit Committee is to oversee the Company’s independent auditors and financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2003, with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditor’s provision of non-audit services, if any, to the Company is compatible with maintaining the auditor’s independence.

      The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors.

      The Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K for 2003.

      Submitted on May 1, 2004 by the members of the Audit Committee of the Company’s Board of Directors.

AUDIT COMMITTEE

Thomas C. Stickel
G. Bradford Jones
C. Thomas Meyers

(1) This section is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Audit and Other Fees

      The table below lists the audit, audit-related, tax and all other fees paid to the Company’s former principal accounts, PriceWaterhouseCoopers LLP, during the years ended December 31, 2003 and 2002.

	December 31,

	2002	2003

	(In thousands)
Audit fees	$204	$220
Audit-related fees	134	107
Tax fees	102	115
All other fees	43	0

Total fees	$483	$442

      Audit-related fees of $107 thousand and $134 thousand for the years ended December 31, 2003, and 2002, respectively, represent services in connection with quarterly securitizations, and the Company’s unsecured renewable subordinated debt offering. Tax fees of $115 thousand and $102 thousand for the years ended December 31, 2003, and 2002, respectively, represent services in connection with state and federal tax preparation. All other fees incurred during 2002 represent an internal control assessment in connection with the audit for fiscal year 2002.

      The Audit Committee pre-approves all engagements and does not rely on pre-approval policies and procedures. No services were approved by the Audit Committee pursuant to SEC Regulation S-X Section 2-01(c)(7)(i)(C).

      The Audit Committee has determined that the aggregate fees billed for services referenced under the caption “Tax Fees and All Other Fees” were compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

      In December 1994, the Company loaned $175,000 to John Hall, who is the Chief Executive Officer, President and a Director of the Company. All principal and accrued interest under the promissory note evidencing the loan is due on December 20, 2004.

COMPANY PROPOSALS

      The following proposals will be submitted for stockholder consideration and voting at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Certificate of Incorporation, as amended, and its Amended and Restated Bylaws, provide for a classified Board of Directors consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The Board currently consists of five persons in the following classes: Mr. Jones and Mr. Meyers, Class 1, 2005; Mr. Duffy, Class 2, 2006; and Mr. Stickel and Mr. Hall, Class 3, 2004. The class whose term of office expires at the Annual Meeting currently consists of two directors, Messrs. Hall and Stickel. If elected as proposed, Messrs. Hall and Stickel will serve for terms of three years, expiring at the 2007 annual meeting of stockholders or until successors have been duly elected and qualified.

      Messrs. Hall and Stickel have agreed to serve if elected, and management has no reason to believe that such nominees will be unavailable to serve. In the event such nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominees who may be designated by the present Board of Directors to fill the vacancies. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above. Mr. Hall’s and Mr. Stickel’s biographies are set forth above in this Proxy statement under “Directors, Executive Officers and Compensation Information.”

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors recommends that the stockholders vote FOR the election of Messrs. Hall and Stickel as directors in Class 3.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

      At the recommendation of the Audit Committee, the Company’s Board of Directors has selected Grant Thornton LLP as the Company’s independent accountants for the fiscal year ending December 31, 2004.

      On December 10, 2003, the Audit Committee of the Board of Directors dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditors and appointed Grant Thornton LLP as the Company’s independent auditors, effective on such date. Other than an explanatory paragraph relating to a restatement of the 2002 financial statements, PwC’s audit reports on the Company’s financial statements for the most recent two fiscal years, which ended December 31, 2002 and 2001, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with its audits of the Company’s financial statements for the two most recent fiscal years, and through December 10, 2003:

a) there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the financial statements; and

b) there were no reportable events (as specified in Item 304(a) (1) (v) of Regulation S-K) except for the item discussed below as described in the 10-Q/ As for the periods ended September 30, 2002 and March 31, 2003 and for the 10-K/ A for the period ended December 31, 2002.

      During the second quarter of 2003, PwC advised the Company of a reportable condition relating to its internal control structure as it relates to the use of cash flow models. The cash flow estimates provided by these models support the Company’s income recognition and impairment calculations. The models are complex and require manual intervention, both of which are factors that increase the propensity for human error. During the second quarter of 2003, the Company identified instances where errors were made in the estimated cash flows and therefore in the residual interest in securitized assets valuation computations for the third and fourth quarters of 2002. In addition, the Company revised the method for amortizing loan premium amortization on contracts acquired in connection with clean-up calls exercised on the Company’s securitization pools. In response to the above, management now prepares a detailed analysis of loan premium amortization and factors underlying any significant changes in estimated cash flows for each trust during the current reporting period versus the previous period’s estimated cash flows to further double-check the evaluation process.

      On December 10, 2003, the Audit Committee of the Board of Directors of Onyx Acceptance Corporation approved the selection of the Company’s new independent auditors. The Board of Directors ratified the selection of Grant Thornton LLP to replace PwC.

      On December 10, 2003, the Company executed a formal engagement letter with Grant Thornton LLP to serve as the Company’s independent public accountants, effective immediately.

      During the Company’s two most recent fiscal years through December 10, 2003, neither the Company nor anyone acting on its behalf consulted Grant Thornton LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

      Although the appointment of Grant Thornton LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the appointment for the current fiscal year. In the event a majority of the votes cast at the meeting is not voted in favor of the appointment, the Audit Committee and the Board of Directors will reconsider its selection and may or may not then decide to select a firm other than Grant Thornton LLP. In addition, in the event that the appointment is ratified by the stockholders, the Audit Committee will nonetheless retain the ability to replace the Company’s auditors, if it determines that doing so is in the best interests of the Company and its stockholders. Proxies solicited by the Board of Directors will be voted in favor of the appointment unless stockholders specify otherwise in such proxies.

      A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if the representative so desires, and to respond to appropriate questions.

      The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting is required to ratify the selection of Grant Thornton LLP as independent accountants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors recommends that stockholders vote “FOR” Proposal 2.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s Common Stock as of April 1, 2004, by: (i) each person (or group of persons who have agreed to act together with respect to such stock) who is known by the Company to own beneficially 5% or more of any class of the Company’s securities; (ii) each of the Company’s directors; (iii) the Company’s Chief Executive Officer and each of the other Named Executive Officers; and (iv) the Company’s directors and executive officers as a group.

	Shares Beneficially
	Owned(1)

Name and Address(2)	Number	Percent

John W. Hall(3)	949,732	14.4%
Lincolnshire Associates(4)	743,200	11.3%
G. Bradford Jones(5)	653,458	9.9%
Dimensional Fund(6)	379,700	5.8%
Don P. Duffy(7)	168,502	2.6%
Frank L. Marraccino(8)	148,188	2.3%
Vincent M. Scardina(9)	106,885	1.6%
Thomas C. Stickel(10)	89,682	1.4%
Todd A. Pierson(11)	69,331	1.1%
Michael A. Krahelski(12)	63,631	1.0%
David G. MacInnis(13)	57,205	*
C. Thomas Meyers(14)	50,666	*
All executive officers and directors as a group (10 persons)(15)	2,357,280	35.8%

*	Less than one percent.

(1)	Percentage of ownership is based on 5,296,154 shares of Common Stock outstanding as of April 1, 2004. 1,285,227 shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after April 1, 2004 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2)	Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3)	Includes 615,561 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(4)	Lincolnshire Associates, LTD., 2550 Midway Road, Suite 220, Carrollton, Texas 75006, (“Lincolnshire”) in its capacity as a limited partnership formed for the purpose of making investments may be deemed to beneficially own 625,200 shares of the Company for its partners.

(5)	Includes 51,666 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(6)	Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401 (“Dimensional”) in its capacity as an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds”. In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities described in this table that are owned by the Funds. All securities reported in this table are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(7)	Includes 136,141 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(8)	Includes 141,331 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(9)	Includes 79,685 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(10)	Includes 89,682 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(11)	Includes 57,291 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(12)	Includes 56,958 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(13)	Includes 56,912 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(14)	Includes 46,666 shares of Common Stock issuable upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004.

(15)	Includes (i) an aggregate of 1,285,227 shares issuable to the Company’s executive officers and directors upon the exercise of immediately exercisable options or options that will become exercisable within 60 days of April 1, 2004 and (ii) does not include shares owned by Lincolnshire or Dimensional.

STOCK PRICE PERFORMANCE GRAPH(1)

      Set forth below are line graphs depicting the yearly percentage change in the cumulative total shareholder return on the Company’s Common Stock and the cumulative total return of the NASDAQ composite and a compiled peer group for the period commencing December 31, 1998 and ending December 31, 2003.

      The following graph compares the value of a $100 investment made on 12/31/98 in each of Onyx, the Onyx Peer Group, and the NASDAQ Composite Index as of 12/31/98, 12/31/99, 12/31/00, 12/31/01, 12/31/02 and 12/31/03.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Onyx	$100.00	$110.87	$50.00	$90.26	$47.48	$205.03
Onyx Peer Group(2)	$100.00	$196.08	$227.34	$277.33	$144.25	$293.98
NASDAQ Composite	$100.00	$185.59	$112.67	$88.95	$60.91	$91.37

(1)	This section is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

(2)	Companies in the Onyx Peer Group are WFS Financial, Inc. and Americredit Corporation.

COMPLIANCE WITH SECTION 16(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons who own more than ten percent (10%) of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. To the Company’s knowledge, based on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all of its officers and directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions through the end of the fiscal year ended December 31, 2003.

STOCKHOLDER PROPOSALS AND NOMINATIONS

      Any stockholder intending to submit to the Company a proposal for inclusion in the Company’s Proxy Statement and proxy for the 2005 Annual Meeting must submit such proposal in compliance with the rules and regulations of the Securities and Exchange Commission so that it is received by the Company no later than January 6, 2005. Stockholder proposals should be submitted to the Secretary of the Company. No stockholder proposals were received for inclusion in this proxy statement.

      Pursuant to the Company’s Amended and Restated Bylaws, no business proposal will be considered properly brought before the next annual meeting by a stockholder, and no nomination for the election of directors will be considered properly made at the next annual meeting by a stockholder, unless notice thereof, which contains certain information required by the Bylaws, is provided to the Company no later than 90 days prior to the next annual meeting. This requirement is in addition to, and separate from, the requirements described above for inclusion of proposals in the proxy statement. No nominations or proposals were received in connection with the 2004 Annual Meeting. A copy of the Amended and Restated Bylaws will be provided to any stockholder who submits a written request to the Secretary of the Company.

OTHER MATTERS

      While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action other than as set forth above. The enclosed proxy gives discretionary authority to the proxy holders, however, to consider and vote on any additional matters that may be presented.

ANNUAL REPORT TO STOCKHOLDERS

      The Company’s Annual Report on Form 10-K for the year ended December 31, 2003, is being mailed to stockholders together with this Proxy Statement.

      STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

MICHAEL KRAHELSKI
Secretary

Foothill Ranch, California
May 6, 2004

APPENDIX A

ONYX ACCEPTANCE CORPORATION

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

March 1, 2004

Committee Purpose

      The Nominating and Corporate Governance Committee (the “Committee”) is a standing committee of the Board of Directors (the “Board”) of Onyx Acceptance Corporation (the “Corporation”) whose purposes are to:

a. establish Board membership criteria;

b. assist the Board by identifying individuals qualified to become Board members;

c. assess, and recommend to the Board changes where appropriate to, the corporate governance policies applicable to the Corporation;

d. facilitate the annual review of the performance of the Board and its committees; and

e. periodically review management succession plans.

Committee Membership

      The Committee shall consist of a minimum of three (3) directors. The members of the Committee shall be appointed by the Board. The entire Committee or any individual member of the Committee may be removed without cause by the affirmative vote of a majority of the Board. Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary or the Board (unless the notice specifies a later time for the effectiveness of such resignation). The Board may appoint a qualified successor to take office when such resignation becomes effective. Each member shall be an “independent director” as defined by the rules promulgated by the National Association of Securities Dealers, Inc. (“NASD Rules”), as amended, and shall satisfy all applicable independence requirements under the federal securities laws or rules thereunder.

Chairperson

      A chairperson of the Committee (the “Chairperson”) may be designated by the Board. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management and information. Such Chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee.

Secretary

      The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. If no Secretary is appointed, any member of the Committee may serve as Secretary of a meeting. The Secretary need not be a member of the Board.

Committee Meetings

      The Committee shall hold regular meetings, and shall report significant matters arising from such meetings to the Board. A majority of the members of the Committee shall constitute a quorum. A majority of the members present (in person or by telephone or videoconferencing) shall decide any matter brought before the Committee.

Duties and Responsibilities of the Committee

      The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight role. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or NASD Rules:

a. Board and Committee Membership.

1. Periodically review with the Board the appropriate size of the Board and the requisite skills and characteristics of its members.

2. The Committee’s assessment of Board candidates will include, but is not limited to, consideration of the following criteria: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character and judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to high ethical standards, (iii) relevant knowledge and diversity of Board members’ background and experience in areas such as business, finance and accounting, marketing, and the like, (iv) whether the candidate has the time required for preparation for, participation in and attendance at meetings, and (v) requirements relating to Board and Board committee composition under applicable law and NASD Rules. A director’s qualifications in light of these criteria are considered at least each time the director is re-nominated for Board membership.

3. Review the advisability of a director’s continued service on the Board when the director’s principal occupation or business association changes, or when circumstances arise which may raise questions about the director’s continuing qualifications in relation to the Board membership criteria referred to above.

4. Review the Board’s committee structure and recommend to the Board the appointment of committee members and chairpersons.

b. Qualified Director Candidates.

1. Identify individuals that the Committee believes are qualified to become Board members in accordance with the Board membership criteria set forth above, and approve and recommend such nominee or nominees to the Board to stand for election at the next meeting of stockholders of the Corporation at which directors will be elected.

2. In the event there is a vacancy on the Board, identify individuals that the Committee believes are qualified to become Board members in accordance with the Board membership criteria set forth above, and recommend such person or persons for appointment to the Board.

3. Review and evaluate all stockholder nominees for director (submitted in accordance with the Corporation’s Bylaws and applicable law) in accordance with the Board membership criteria set forth above.

c. Corporate Governance.

1. To the extent deemed necessary or appropriate by the Committee, review and recommend corporate governance guidelines to the Board for approval, including any standard to be applied in determining the types of material relationships between the Corporation and a director that are relevant for purposes of determining director independence.

2. Review and recommend to the Board proposed changes to the Corporation’s Certificate of Incorporation and Bylaws affecting corporate governance.

3. Review stockholder proposals relating to corporate governance matters that are submitted in compliance with the Corporation’s Bylaws and applicable law, and recommend to the Board the Corporation’s response to such proposals.

d. Board and Committee Self-Assessment. Assist the Board with periodic self-assessments of the Board and its committees, with the goal of improving the effectiveness of the Board.

e. Succession Planning. Review periodically with the Chairman of the Board or Chief Executive Officer his or her assessment of corporate officers and succession plans relating to their positions, and make recommendations to the Board with respect to the selection of individuals to occupy these positions.

f. Compensation and Other Policies. Periodically review and recommend to the Board changes in Board compensation and/or director retirement policies, as deemed appropriate by the Committee.

g. Charter Review and Performance Evaluation.

1. Review and reassess the adequacy of this Nominating and Corporate Goverance Committee Charter at least annually and submit any changes to the Board for approval.

2. Conduct an annual performance evaluation of the Committee.

Resources and Authority

      The Committee shall have the authority to retain search firms to assist in identifying director candidates, and to select, retain and terminate outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms of outside counsel and other advisors, without seeking Board approval.

Reliance on Information Provided

      In adopting this Nominating and Corporate Governance Committee Charter, the Board acknowledges that the Committee members are not necessarily legal experts and are not providing any expert or special assurance as to the Corporation’s legal compliance. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the corporate governance and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Amendment

      This Nominating and Corporate Governance Committee Charter and any provision contained herein may be amended or repealed by the Board.

APPENDIX B

ONYX ACCEPTANCE CORPORATION

AUDIT COMMITTEE CHARTER

February 10, 2004

Purpose

      The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Onyx Acceptance Corporation (the “Corporation”) is to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation, and such other duties as directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Corporation’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Corporation.

      Notwithstanding the purpose of the Committee, it is understood that the Committee duties do not include planning or conducting audits or determining that the Corporation’s financial statements are accurate, complete and in accordance with generally accepted accounting principles. The foregoing is the responsibility of management and the independent auditors. It is not the duty of the Committee to resolve disagreements between management and the independent auditors or to ensure compliance with applicable laws, regulations, NASDAQ Rules (as defined below) or the Corporation’s Code of Ethics.

Membership and Procedures

Membership and Appointment

      The Committee shall comprise not fewer than three members of the Board, as shall be appointed from time to time by the Board based on recommendations from a majority of independent directors.

Removal of Members

      The entire Committee or any individual Committee member may be removed from such Committee with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign from the Committee effective upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary, or the entire Board (unless the notice specifies a later time for the effectiveness of such resignation). The Board may appoint a qualified successor to take office when such resignation becomes effective.

Chairperson

      A chairperson of the Committee (the “Chairperson”) may be designated by a majority of the members of the Committee or by the Board upon recommendation, if any, by a majority of independent directors. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings. All Committee members, including the Chairperson, shall have unlimited access to management, employees and information.

Independence and Qualifications

      Each member of the Committee shall be generally knowledgeable in financial and auditing matters. At least one member of the Committee shall have “financial sophistication” within the meaning of the Marketplace Rules of the NASDAQ Stock Market, Inc. (the “NASDAQ Rules”). In addition, the Board shall endeavor to appoint at least one member to the Committee who qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K under the Securities Act of 1933. Each member shall be an “independent director”

as defined in the NASDAQ Rules, and shall satisfy all applicable independence requirements under the federal securities laws or rules thereunder.

Meetings

      The Committee shall meet at the call of the Chairperson. Meetings may be held in conjunction with regularly scheduled meetings of the Board or otherwise. Notice of meetings shall be given in accordance with the provisions of the Corporation’s By-laws.

Delegation

      The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee, and to the extent permitted by applicable law or NASDAQ Rules, shall have the power and authority of the Committee to grant preapprovals of auditing and non-audit services by the independent auditor. Any decision of a subcommittee to whom authority is delegated to preapprove an activity shall be presented to the Committee at its next scheduled meeting.

Authority to Retain and Terminate Advisers

      The Committee shall have the power and authority, at the Corporation’s expense, to retain, terminate and compensate independent counsel and other advisers, as it determines necessary to carry out its duties.

Annual Performance Evaluation

      The Committee shall evaluate its performance on an annual basis and, to the extent the Committee so determines, make recommendations to the Board for changes or modifications to the Committee’s Charter.

Authority

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention that is within its Charter, with full power to retain outside counsel or other experts for this purpose.

Duties and Responsibilities

      The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted or required by applicable law, regulation or NASDAQ Rules.

1. Annually, the Committee shall retain the Corporation’s independent auditor, subject to stockholder ratification, if required or sought.

2. The Committee, or a subcommittee of the Committee, shall preapprove the provision of all audit and non-audit services by the independent auditor to the Corporation and its subsidiaries and shall also approve all audit and non-audit engagement fees and terms with the independent auditor. In connection with the Committee’s approval of non-audit services, the Committee shall consider, among other things, whether the independent auditor’s performance of any non-audit services is compatible with the independence of the independent auditor.

3. The Committee shall obtain and review a report by the independent auditor describing all relationships between the independent auditor and the Corporation, in order to assess the auditor’s independence, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the auditor’s objectivity and independence and shall take, or recommend to the Board to take, appropriate action to oversee the independence of the auditor.

4. The Committee shall review the report by the independent auditor, which is required by Section 10A of the Securities Exchange Act of 1934, concerning:

(a) all critical accounting policies and practices to be used;

(b) alternative treatments of financial information within generally accepted accounting principles (GAAP) that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c) any other material written communications between the independent auditor and the Corporation’s management.

5. The Committee shall discuss the annual audited financial statements and quarterly financial statements with management, the internal auditor and the independent auditor, including the Corporation’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s reports filed with the SEC, including its reports on Form 10-K and Form 10-Q.

6. In connection with its review of the Corporation’s financial statements, the Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statements on Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditor’s judgment about the quality, not just acceptability, of the Corporation’s accounting principles as applied in its financial reporting.

7. Based on its review and discussions with management, the internal auditors and the independent auditor, the Committee shall recommend to the Board whether the Corporation’s financial statements should be included in the Corporation’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

8. The Committee shall prepare or cause the preparation of the report required by SEC rules to be included in the Corporation’s annual stockholders’ meeting proxy statement.

9. The Committee shall ensure that management includes a copy of this Charter with the Corporation’s proxy statement at least once every three years or after any significant amendment to this Charter.

10. The Committee shall generally discuss earnings press releases as well as financial information and earnings guidance provided to financial analysts, investors and rating agencies before such information is communicated publicly.

11. Periodically, the Committee shall meet separately with each of management, internal auditors and the independent auditors.

12. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

13. The Committee shall establish the Corporation’s hiring policies for employees or former employees of the Corporation’s independent auditors.

14. The Committee shall discuss the Corporation’s policies with respect to risk assessment and risk management.

15. Periodically, the Committee shall review with management, the internal auditor and the independent auditor the adequacy and effectiveness of the Corporation’s systems and controls for monitoring and managing legal and regulatory compliance, including the Corporation’s disclosure controls and procedures and the Corporation’s internal control over financial reporting.

16. In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Board previously adopted the Corporation’s Code of Ethics, which contains whistleblower protections and sets forth procedures for:

(a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

(b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters.

17. The Committee shall obtain reports from management concerning compliance with the Code of Ethics and the Corporation’s other compliance policies and guidelines, and advise the Board with respect to such compliance. The Committee shall from time to time recommend to the Board any revisions to the Code of Ethics and other compliance policies and guidelines that the Committee deems appropriate or to ensure compliance with applicable securities laws or regulations and securities listing requirements.

18. The Committee shall communicate to the Board any issues and recommendations for action, if any, with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors or the performance of the independent audit function.

19. The Committee shall review with the Chief Financial Officer the scope and plan of the work to be done by the internal audit function, and the results of such work.

Reliance on Information Provided

      In adopting this Charter, the Board acknowledges that the Committee members are not necessarily legal experts and are not providing any expert or special assurance as to the Corporation’s legal compliance. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Amendment

      This Charter and any provision contained herein may be amended or repealed by the Board.

ONYX ACCEPTANCE CORPORATION

PROXY
THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 10:00 A.M.
ON WEDNESDAY, MAY 26, 2004, AT THE COMPANY’S CORPORATE HEADQUARTERS
LOCATED AT 27051 TOWNE CENTRE DRIVE, FOOTHILL RANCH, CALIFORNIA

      The undersigned hereby appoints John W. Hall and Don P. Duffy as proxies with full power of substitution, and authorizes them, or any one or more of them, to vote all shares of Common Stock of Onyx Acceptance Corporation (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held on May 26, 2004, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon the matters specified on the reverse side of this card and in accordance with the following instructions, with discretionary authority as to any other matters that may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE IN PROPOSAL 1 AND FOR PROPOSAL 2 AND, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES.

(Continued on Reverse Side)

ANNUAL MEETING OF STOCKHOLDERS OF

ONYX ACCEPTANCE CORPORATION

May 26, 2004

Please date, sign and mail

your proxy card in the
envelope provided as soon
as possible.

. Please detach along perforated line and mail in the envelope provided. .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK
AS SHOWN HERE ☒

1. Election of Directors: Re-election to serve until the Annual Meeting in 2007.	2. Ratification of Independent Accountants: Grant Thornton LLP	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O John W. Hall O Thomas C. Stickel ()	To serve until 2007 To serve until 2007	3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting.
The undersigned hereby acknowledge(s) receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR DOMESTIC MAILING.
INSTRUCTION:To WITHHOLD authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE MEETING	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder                   Date:             Signature of Stockholder                   Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.